Exhibit 32.1


                           SECTION 1350 CERTIFICATIONS


         In connection with the Quarterly Report of Universal Security Instruments, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2005 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.



Date: February 13, 2006                           /s/ Harvey B. Grossblatt
                                              ---------------------------------
                                              Harvey B. Grossblatt
                                              Chief Executive Officer


                                                  /s/ James B. Huff
                                              ----------------------------------
                                              James B. Huff
                                              Chief Financial Officer